Exhibit 99.1

Old National Bancorp Investment Thesis Financial Data as of 6-30-12 Dated: August 10, 2012
Commitment to Excellence Commitment to Excellence
Forward-Looking Statement This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National's financial condition, results of operations, asset and credit quality trends and profitability. Forward- looking statements can be identified by the use of the words "anticipate," "believe," "expect," "intend," "could" and "should," and other words of similar meaning. These forward-looking statements express management's current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to; market, economic, operational, liquidity, credit and interest rate risks associated with Old National's business, competition, government legislation and policies (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and its related regulations), ability of Old National to execute its business plan (including the proposed acquisition of Indiana Community Bancorp) and satisfy the items addressed in Old National's Consent Order with the Office of the Comptroller of the Currency, changes in the economy which could materially impact credit quality trends and the ability to generate loans and gather deposits, failure or circumvention of Old National's internal controls, failure or disruption of our information systems, failure to adhere to or significant changes in accounting, tax or regulatory practices or requirements, new legal obligations or liabilities or unfavorable resolutions of litigations, other matters discussed in this presentation and other factors identified in the Company's Annual Report on Form 10-K and other periodic filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this presentation, and Old National undertakes no obligation to release revisions to these forward-looking statements to reflect events or conditions after the date of this presentation.
Non-GAAP Financial Measures These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, Old National Bancorp has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.
The Old National Distinction Through execution of a sound strategy, ONB is well positioned for the future Strengthen the risk profile Consistent application of conservative underwriting standards has led to strong loan quality relative to peers (excluding covered loans) 2Q12 net charge-offs of . 13% vs. 1Q12 peer average of .56% 2Q12 loans 90+ days of .02% vs. 1Q12 peer average of .63% Enhance management discipline Disciplined approach to managing expenses and improving efficiencies company wide has yielded positive results Strongly capitalized, liquid balance sheet with the flexibility to take advantage of opportunities in the market place 2Q12 tangible common equity to tangible assets of 9.4% Tier 1 capital of 14.6% and total risk-based capital of 15.7% Loan to deposit ratio at 2Q12 of 70.8% vs. 1Q12 peer average of 78.1% Achieve consistent, quality earnings Recent acquisitions along with improving balance sheet mix has lead to expanding net interest margin 2Q12 of 4.26% vs. 2Q11 of 3.67% CONSISTENCY Peer Group data per SNL Financial See Appendix for definition of Peer Group
Strong 2Q12 Earnings Performance Net income of $27.2 million, or $.29 per share vs. $21.7 million, or $.23 per share, in 1Q12 vs. $17.0 million, or $.18 per share, in 2Q11 Period end, noncovered loans increased $112.2 million from 1Q12 Net interest margin increased to 4.26% Noninterest-bearing demand deposits increased $79.9 million Strong credit metrics continued to improve Continued progress on efficiency initiatives
Committed to Strong Corporate Governance Stock ownership guidelines have been established for named executive officers as follows: As of December 31, 2011, each named executive officer has met their stock ownership requirement Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares Salary equal to or less than $150,000 1X salary in stock or 15,000 shares
Adapting and Reshaping our Business For Growth Streamlining processes to make it simple, easy and fast for clients to do business with Old National Commercial Banking Unit 2nd review committee for new lending opportunities Focus on cross sell of insurance and wealth management Introduction of Quick Home Refi product Elimination of free checking Increasing the net interest margin Improving the earning asset mix Growing core deposits Reducing wholesale funding Monroe Bancorp and Integra Bank acquisitions
Pre-Tax, Pre-Provision Income1 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses 18 17 16.8 9.2 26.6 27.8 28.6 34.4 32.4 33.1 1 Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP 1 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses
Net Interest Margin 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB Core 0.0333 0.034 0.0342 0.0346 0.0341 0.0329 0.0328 0.0351 0.0352 0.035 Monroe Accretion 0.0021 0.0038 0.0029 0.0037 0.0016 0.0021 Integra Accretion 0.0039 0.0032 0.0052 0.0055 Net interest margin1 increased to 4.26% Includes 21 bps and 55 bps, respectively, of benefit from purchase accounting discounts relating to Monroe and Integra 1 Fully taxable equivalent basis 3.33% 3.40% 3.42% 3.46% 3.62% 3.67% 3.96% 4.20% 2 ONB Core includes interest income from the contractual interest rates of Monroe and Integra loans 2 4.20% Earning assets reflect purchased assets, net of discount 4.26%

Corporate Summary

MARKET STATISTICS AND SUMMARY OVERVIEW ($ in millions)	
Headquarters	Evansville, Indiana
Stock Exchange/Symbol	NYSE: ONB
Market Capitalization@ 8-1-12	$1.2 billion
Current Quarterly Cash Dividend	$.09
Cash Dividend Yield @ 8-1-12	3.0%
Book Value Per Common Share @ 6-30-12	$11.34
Price @ 8-1-12 / 2012 Consensus Estimate	12.3X
Institutional Ownership @ 3-31-12	63.9%
YTD 8-1-12 Average Trading Volume	470,810 shares

FINANCIAL DATA (at/for the quarter ended 6-30-12) ($ in millions)	
Total Assets	$8,689.6
Total Core Deposits (Excluding Brokered CDs)	$6,660.1
Return on Average Assets	1.27%
Return on Average Common Equity	10.25%
Net Interest Margin	4.26%
Efficiency Ratio	69.2%
Tangible Common Equity Ratio[1]	9.4%
Trust Assets Under Management	$4,414.0

Investor Inquiries:

Lynell J. Walton, CPA

SVP – Director of Investor Relations

812-464-1366 lynell.walton@oldnational.com

COMPANY DESCRIPTION

>Old National Bancorp (NYSE: ONB) is the largest financial services bank holding company headquartered in the state of Indiana, with corporate offices in Evansville, IN

- -183 financial centers and 204 ATM's located throughout Indiana, Western Kentucky and Southern Illinois
- -ONB also owns one of the largest independent insurance agencies headquartered in the state of Indiana and the 10th largest bank-owned insurance agency in the country

>Focused on true community banking, ONB provides a full range of traditional financial services to both retail and small business clients, including cash management, wealth management, leasing, investment services, capital markets and insurance

>Since late 2004, ONB has been guided by three strategic imperatives

- -Strengthen the Risk Profile
  - >Early identification and aggressive resolution of deteriorating credits
  - >Proactive risk management
- -Enhance Management Discipline
  - >Disciplined pricing of loans and deposits using market share presence
  - >Optimize balance sheet
  - >Hold managers accountable for their results
- -Achieve Consistent Quality Earnings
  - >Targeting 6% to 8% annual earnings per share growth

TOP 15 Institutional Holders (3-31-12 13F Filings)	Shares Held (in 000s)	% Ownership
BlackRock Fund Advisors	6,775.1	7.16
The Vanguard Group	5,249.4	5.54
Heartland Advisors	4,207.1	4.44
State Street Global Advisors	3,493.7	3.69
Dimensional Fund Advisors	2,263.0	2.39
Northern Trust Investment	2,253.6	2.38
Jacobs Asset management	2,137.2	2.26
NFJ Investment Group	2,024.8	2.14
Forest Hill Capital	1,850.4	1.95
BlackRock Advisors	1,709.2	1.81
APG Algemene Pensioen Groep N.V.	1,476.7	1.56
Kennedy Capital Management	1,296.0	1.37
Fiduciary Management Associates	1,278.4	1.35
Old National Bank (Asset Management)	1,243.1	1.31
Citadel Advisors	1,139.9	1.20

[1] Non-GAAP financial measure – refer to Appendix for reconciliation

11
New Old National Landscape Old National Indiana Community Strategic fill-in of attractive I-65 corridor in South Eastern Indiana On January 25, 2012, Old National announced its intent to acquire Indiana Community Bancorp (INCB) headquartered in Columbus, Indiana INCB shareholders approved transaction on July 24, 2012. Anticipate closing in 3Q12.
Deposit / Unemployment Distribution Deposit / Unemployment Distribution 56.9% / 7.7% .5% / 8.1% 1.6% / 8.8% 0% / 9.0% 40.5% / 8.3% .5% / 7.5% % of ONB's Indiana deposits1 / Regional unemployment Unemployment data provided by Indiana Department of Workforce Development and Bureau of Labor Statistics June 2012 Unemployment: Indiana = 8.0% Illinois = 8.7% Kentucky = 8.2% Ohio = 7.2% Michigan = 8.6% USA = 8.2% 1Deposits based on 6-30-11 FDIC data (Including Integra Bank deposits) 76% of ONB deposits1 are in Indiana- majority are in regions with lowest unemployment
Our Indiana Footprint Economic Vital Signs Indicator Outlook Latest Statistics (June 2012) Latest Statistics (June 2012) Trend (YOY change from June 2011) Jobs Nonfarm Employment* Unemployed* 2,883,400 265,800 Jobs increased 48,500 Unemployment rate decreased to 8.0% (June 2011 rate was 9.1%) Unemployment Insurance Claims Initial Claims Weeks Claimed 25,393 198,839 Initial claims decreased 16.9% Weeks claimed decreased 16.4% Predictive Index Leading Index for Indiana (LII) (July) 99.4 At 99.4, the LII is up 1.2 points from April LII of 98.2 Home Sales Units Sold Avg. Home Price** 6,750 $147,559 The number of home sales increased 11% The average sale price increased 2.7% Regional Spending Net Sales Tax Collected (May) $543 MM Sales tax collections as a state have increased 3% compared to May 2011 Local Indiana HQ Stock Performance Price Change during 2Q12 CMI: (19.9)% LLY: 6.8% NI: 1.9% SPG: 8.5% STLD: (16.8)% WLP: (15.6)% ZMH: .33% Stock prices have increased pressure as macro concerns have driven high volatility in the marketplace * Preliminary **Avg. increase since June, 2011 Strong Stable or Mixed Decline Sources: US Bureau of Labor Statistics, US Dept. of Labor, Stats Indiana, Indiana Association of Realtors, Google Finance, IN Dept. of Revenue
Asset/Liability Composition NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.43167 0.24264 0.03717 0.16304 0.08137 0.00133 0.04278 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Covered Loans Other Asset 0.32267 0.13874 0.11998 0.09843 0.12972 0.05631 0.13415 *Consumer Loans consist of 26% direct, 45% indirect and 29% HELOC. Period-End 6-30-11 *Consumer Loans consist of 24% direct, 44% indirect and 32% HELOC. Period-End 6-30-12 NOW & Savings Demand Deposits Money Markets Other Time Borrowings Brokered CDs Other Liability 0.37617 0.21462 0.04497 0.2133 0.10637 0.00866 0.03563 Investments Commercial Loans Commercial Real Estate Loans Consumer Loans* Residential Real Estate Other Asset 0.37275 0.15833 0.14596 0.10998 0.09995 0.11303
Loan Concentrations - Excluding Covered Loans At 6-30-12 Commercial Commercial Real Estate Diversified Commercial Loan Portfolio
Conservative Lending Limits Borrower1 Asset Quality Rating In-House Lending Limit1 ($ in millions) 0 $25 1, 2, or 3 $20 4 $15 5 $10 6 (Watch) $7.5 7 (Special Mention) $5 In-house lending limits conservative relative to ONB's legal lending limit at 6-30-12 of $107.3 million per borrower 1Includes entire relationship with borrower
Proactive Risk Management No subprime business line Conservative stance on commercial real estate Starting mid-year 2006 Reduction in higher-risk residential loans Sold $405.6 million in 2004 Sale of credit card portfolio June 2000 Minimal construction and land loan exposure 1Q12 at 3.03% vs. 1Q12 peer average of 6.31% Not participating in new shared national credits Well-staffed experienced special assets area
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Provision Expense 21.9 5.7 6.8 17 17.3 12 12.2 21.8 9.3 8 6.4 7.1 3.3 3.2 0 0.1 1 -3.4 Quarterly Net Charge-Offs 6.1 15.9 5.5 13.4 12.6 13.6 12.7 21.8 6.7 8.2 6.1 6.9 2.9 5.8 4.9 8.2 3.4 0.9 2008 2009 2010 $40.8 $60.8 $28.0 $51.5 > $63.3 > $30.8 > $ in millions 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB 0.0052 0.0135 0.0047 0.0114 0.0107 0.0119 0.0125 0.022 0.0072 0.009 0.0066 0.0074 0.0027 0.0056 0.005 0.0079 0.0033 0.0009 Peer Group Average 0.0029 0.0041 0.0049 0.0077 0.0079 0.013 0.0117 0.0156 0.0105 0.0129 0.0119 0.0129 0.009 0.0112 0.009 0.0109 0.0056 Peer Group data per SNL Financial - See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans 2011 $21.7 $6.5 <
Credit Quality - Net Charge-Offs 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB Core 0.0031 0.0053 0.0053 0.0055 0.002 0 Monroe -0.0009 0.0075 0.0018 0.0322 0.0127 0.0099 Integra - - -0.0036 0.002 0.0078 0.005 $5.2 $4.9 $5.0 $3.0 $1.8 $ in millions ($.1) $.8 $.2 $3.0 $1.1 ($.5) $.4 $1.2 $.9 $.7 1 Includes both covered and non-covered loans 1 ONB Consolidated 0.27% 0.56% 0.40% 0.71% 0.36% 0.13%
1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB Consolidated 0.9273 0.9477 0.9527 0.9448 0.5366 0.547 0.486 0.4615 0.454 0.4525 ONB Excluding Monroe 0.84 0.83 0.68 0.65 0.67 0.59 Peer Group data per SNL Financial See Appendix for definition of Peer Group Credit Quality - Excluding Covered Loans 1 Does not reflect impact of $23.6 million remaining loan discount on Monroe loan portfolio 1
Credit Quality - ALLL and Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary Allowance For Loan and Lease Loss/Loan Mark Summary At June 30, 2012 ONB Legacy Monroe Integra Total Allowance for Loan Losses (ALLL) $48.6 $2.1 $4.1 $54.8 Loan Mark N/A 23.6 184.6 208.2 Total ALLL/Mark $48.6 $25.7 $188.7 $263.0 Pre-Mark Loan Balance $3,844.6 $361.1 $722.6 $4,928.2 ALLL/Pre-Mark Loan Balance 1.26% .55% .57% 1.11% Mark/Pre-Mark Loan Balance N/A 6.53% 25.55% 4.22% Combined ALLL & Mark/Pre-Mark Loan Balance1 1.26% 7.08% 26.12% 5.34% $ in millions 1 Non-GAAP financial measure which management believes useful to demonstrate that the remaining discount considers credit risk and should be included as part of total coverage N/A = not applicable
Covered Assets Grades 1 through 6 $281.9 $230.5 $179.5 $160.4 Criticized - Grade 7 26.9 23.0 20.2 16.2 Classified - Grade 8 16.5 16.7 27.5 23.3 Nonaccrual - Grade 9 196.4 179.7 158.5 137.7 Retail Loans 189.6 176.5 162.9 151.7 Total Covered Loans $711.3 $626.4 $548.6 $489.3 Other Real Estate Owned $31.9 $30.4 $24.7 $22.2 $ in millions - period-end balances Refer to Appendix for ONB Risk Grade Table Sept. 30, 2011 Dec. 31, 2011 Mar. 31, 2012 Jun. 30, 2012 Loans 90+ Days & Over $.7 $2.4 $.8 $.6 *Covered loans shown net of $183.3 million discount Commercial Loans *On this portfolio of covered loans, the FDIC will reimburse Old National for 80% of the losses up to $275.0 million, 0% of losses from $275.0 million up to $467.2 million and 80% of losses in excess of $467.2 million.
Agricultural Portfolio Corn crops seriously damaged by drought Crop insurance will mitigate some damage to crop producers Recent strong years will help cushion impact $ of Exposure % of Comm'l Exposure % of Capital + ALLL Crop Farming $239 7.1% 24.2% Livestock $49 1.4% 5.0% Other $7 0.2% 0.7% Total $295 8.7% 25.9% $ in millions Based on June 30, 2012 portfolio data
Credit Quality - Excluding Covered Loans 30+ Day Delinquent Loans Specific Segment Overview 30+ Day Delinquent Loans 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Commercial .32% .36% .29% .26% .35% .35% .51% .29% .16% .24% Commercial Real Estate .26% .52% .23% .12% .36% .19% .34% .78% .25% .19% First Mortgage Residential Real Estate 1.31% 1.85% 1.73% 1.59% .98% 1.03% .82% .99% .71% .73% Home Equity Lines Of Credit .49% .71% .93% .61% .33% .17% .24% .44% .21% .28% All Other Consumer Loans .93% 1.16% 1.59% 1.42% 1.05% 1.28% 1.26% 1.55% .98% 1.01% 1As a % of end of period loans Peer Group data per SNL Financial See Appendix for definition of Peer Group 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB 0.0073 0.0082 0.0094 0.0089 0.0055 0.0076 0.0076 0.0069 0.0058 0.0057 0.0062 0.0078 0.0044 0.0047 Peer Group Average 0.0143 0.0129 0.0145 0.0168 0.016 0.0175 0.0167 0.0163 0.017 0.0159 0.0154 0.0151 0.0139 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB 0.0005 0.0006 0.0007 0.0009 0.0004 0.0001 0.0004 0.0002 0.0002 0.0001 0.0003 0.0003 0.0001 0.0001 Peer Group Average 0.0025 0.00256 0.0038 0.0044 0.0047 0.006 0.0059 0.0061 0.007 0.0068 0.0069 0.0065 0.0063
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB Consolidated 124.855 86.587 101.019 94.607 103.5 104.861 100.652 75 84 115.8 105.6 98.5 80.1 77.1 103.1 ONB Excluding Monroe 94.6 85.8 77.6 62.2 59.88 92.2 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB Consolidated 116.1 122.4 113.6 101 90.1 92.4 88.8 101 103.4 102 110.9 101.6 88.8 71 46.9 ONB Excluding Monroe 83 98.7 90.6 79.3 64.448 43.8 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB Consolidated 64 77.4 77.7 73.7 67 68.1 68.86 69.8 70.9 121.4 118.4 124.8 115.3 113 99.5 ONB Excluding Monroe 82.4 79.7 84.2 78.4 79.885 72.9 $ in millions Refer to Appendix for ONB Risk Grade Table Credit Quality - Excluding Covered Loans
Purchased Impaired Loans 1/1/2011 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Non Accretable Difference 39.8 39.8 27.6 21.1 17.2 15.4 12.3 Accretable Difference 7 5.8 14 16.2 15.5 16.2 16 Loan Interest Income 0 1.2 5.2 9.5 14.1 15.2 18.5 $ in millions 7/29/2011 3Q11 4Q11 1Q12 2Q12 Non Accretable Difference 222.5 222.5 202.5 176.4 168.4 Accretable Difference 98.5 90.2 97.9 110.7 104.8 Loan Interest Income 0 8.3 20.6 33.9 47.8 Monroe Bancorp Integra Bank
Loan Portfolio at June 30, 2012 Commercial Commercial Real Estate Consumer Residential Mortgage HELOC Covered Loans 3Q11 1205.6 1042.6 649.3 1127.2 206 489.3 Commercial $1,205.6 Commercial Real Estate 1,042.6 Consumer 649.3 Residential Mortgage 1,127.2 HELOC 206.0 Covered Loans (Integra) 489.3 Total Loans $4,720.0 $75.9 Comml, $261.7 CRE, $111.3 HELOC, $40.4 Resi Mortg $ in millions - period-end balances
Credit Area Enhancements Separate Loss Share Division created Commercial credit underwriting officers and special assets associates Engaged a third-party firm with FDIC Loss Share experience to provide guidance to include Actions necessary to preserve Loss Share coverage Types of actions/decisions permitted and advisable Best practices to insure maximum allowable loss reimbursement from FDIC Best practices to document actions/decisions taken (to meet audit scrutiny) Assistance in gathering required data and building necessary reporting infrastructure to meet FDIC reporting requirements
Credit Area Enhancements Separate staff allows Focus on FDIC requirements in workout (and currently performing) to maximize Loss Share benefits Separation of Loss Share bank efforts from legacy portfolio credit administration to insure we don't diminish strong underwriting practices and management of risk in existing portfolio
Capital Management - Recent Actions Redeemed $13 million of 10% subordinated notes on 6-30-12 Approved share repurchase program 1-26-12 Up to 2.0 million shares of ONB common stock Ends 1-31-13 Approved 28.6% increase in cash dividend to $.09 from $.07 per common share Retirement of $150 million of 6.75% subordinated bank notes on 10-17-11 Strong capital position allows ONB to prudently take advantage of opportunities as a result of market disruption and the difficult economic climate
Strong Capital Position 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB 0.1304 0.1398 0.1458 0.145 0.1408 0.1482 0.1342 0.1446 0.1488 0.155 Peer Group Average 0.1071 0.1113 0.1139 0.1125 0.1146 0.1176 0.1186 0.1184 0.1189 Capital levels remain strong Among the best capitalized in our peer group Strong capital supports future growth 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 ONB 0.0862 0.0903 0.0958 0.0968 0.0912 0.0952 0.084 0.0897 0.0923 0.094 Peer Group Average 0.0771 0.0782 0.0796 0.0789 0.0795 0.0819 0.0826 0.0821 0.0826 Peer Group data per SNL Financial - See Appendix for definition of Peer Group and Non-GAAP reconciliation
Investment Portfolio ($ in millions) Book Value Mar. 31, 2012 Book Value Jun. 30, 2012 Market Value* Mar. 31, 2012 Market Value* Jun. 30, 2012 Market Value $ Change Federal National Mortgage Association $405.4 $452.0 Federal Home Loan Mortgage Corporation 53.8 79.5 Federal Home Loan Bank 3.0 3.0 Federal Farm Credit Bank -0- -0- Subtotal U.S. Government Agencies-Senior Debentures $453.0 $520.7 $462.2 $534.5 $72.3 U.S. Treasury $65.2 $15.2 $65.5 $15.6 $(49.9) Issued or guaranteed by FNMA, FHLMC, GNMA $1,258.3 $1,179.3 $1,293.1 $1,213.3 Nonagency guaranteed 84.2 76.8 82.7 73.7 Subtotal Mortgage Backed Securities $1,342.5 $1,256.1 $1,375.8 $1,287.0 $(88.8) Trust Preferred $37.4 $37.2 $18.0 $19.3 Other Corporate 97.8 98.9 106.9 108.4 Subtotal Corporate Securities $135.2 $136.1 $124.9 $127.7 $2.8 Municipal Securities - Taxable $261.9 $236.2 $276.7 $254.3 $(22.4) Municipal Securities - Tax Exempt $376.7 $411.6 $399.6 $438.9 $39.3 Other Securities $74.7 $74.8 $74.7 $74.8 $.1 Totals $2,709.2 $2,650.7 $2,779.4 $2,732.8 $(46.6) *Includes market value for both available for sale and held to maturity securities
Municipal Bond Portfolio by State IN TX PA KY MO All Other 0.381 0.096 0.054 0.067 0.05 0.352 Based on book value at 6-30-12 Illinois exposure consists of 1 bond representing ..03% of entire municipal portfolio
M&A Strategy Branch acquisition FDIC assisted transaction Whole bank purchase Must enhance Old National's mission of being a true "community bank" Must align both strategically and culturally Must meet/exceed financial targets Must pass rigorous due diligence process
M&A Strategy Focus on community banking, client relationships and consistent quality earnings Target geographic markets Mid-sized markets within or near existing franchise with average to above average growth rates In market community banks where significant cost saves could be achieved
ONB Acquired Monroe Bancorp Transaction closed 1-1-11 Provides #1 market share in Monroe County (Bloomington, Indiana) Home to Indiana University Market has above-average growth rates and lower unemployment vs. state of Indiana Systems conversion occurred 5-14-11 Balance sheet acquired1 $419.4 million in total loans $574.0 million in total deposits 15 branch locations Consolidated 6 locations at conversion date 203 associates 1Balances at 3-31-11
FDIC Acquisition of Integra Bank, NA Transaction Due Diligence Financial Impact Capital Closing / Conversion Purchased $1.8 billion in assets1 and assumed $1.8 billion of liabilities2 from the FDIC as receiver of Integra Bank, NA, Evansville, IN Approximately $.7 billion in loans covered by FDIC loss share agreement 80 / 20 loss share agreement with the FDIC subject to certain thresholds Assets discount bid = 9.74% of covered assets 1.00% core deposit premium Conducted multiple due diligences Gleaned valuable knowledge of FDIC process from other financial institutions Utilized third-party expertise Immediately accretive to EPS in 2011, excluding one-time charges of $11.1 million Expected 2012 EPS accretion $.20 to $.25 per share Expected cost saves of 75% Exceeds internal rate of return targets Pro forma efficiency ratio to mid 60's% in 2012 Create goodwill of $16.9 million No additional capital raise needed All regulatory approvals were received Transaction closed July 29, 2011 System conversion December 9, 2011 1 Including fair value of $.8 billion in loans and other real estate owned, $.5 billion of marketable securities and $.3 billion of cash and cash equivalents 2 Including approximately $1.4 billion in customer deposits - no brokered deposits were assumed
ONB to Acquire INCB - Highlights Transaction Due Diligence Financial Impact Capital TARP Repayment Acceptable Risk Profile Closing Consideration: 100% stock transaction at an exchange ratio of 1.90, resulting in 6.6 million shares issued Deal value = $79.2 million at ONB price of $12.00 Tangible premium/core deposits (deposits less jumbo CDs) of 1.58% Price to tangible book of 1.17% Comprehensive review of all operations and business lines Extensive credit review Obtained in-depth look at culture Expected to be immediately accretive to EPS in 2012, excluding one-time charges of approximately $12 to $14 million Expected EPS accretion $.06 to $.08 per share in first full year Expected cost saves of over 35% Exceeds internal IRR hurdle Loan credit mark estimated at $87 million, or 12% of total loans* Loan interest rate mark estimated at $32 million Create goodwill of approximately $75 million No additional capital raise needed INCB to redeem TARP prior to closing, subject to regulatory approval Strong cultural fit Transaction anticipated to close 3Q12, subject to regulatory and other customary closing conditions * Possible credit-related adjustments to exchange ratio Pricing based on ONB stock price of $12.00 - 20 day average 12-21-2011 to 1-20-2012
Possible Credit-Related Adjustments to Exchange Ratio Deal value subject to change based on increase or decrease of credit mark and delinquencies 1.9987 to 1.3396 Loan mark based on changes in impairment Delinquencies based on changes in "delinquent loans" from announcement date to closing date Delinquencies Nonaccruals Restructured OREO Net charge-offs Loan mark based on Old National's credit methodology
Appendix Old National Bancorp
Pre-Tax, Pre-Provision Income1 ($ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Total Revenues $91.6 $98.1 $98.1 $96.1 $96.2 $104.2 $105.9 $119.9 $125.7 $123.4 $124.5 Less: Provision for Loan Losses (21.8) (9.3) (8.0) (6.4) (7.1) (3.3) (3.2) .1 (1.0) (2.1) (.4) Less: Noninterest Expense (90.8) (77.1) (77.9) (76.1) (83.3) (79.9) (79.8) (95.2) (93.7) (91.3) (86.0) Pre-tax Income $(21.0) $11.7 $12.2 $13.6 $5.8 $21.0 $22.9 $24.8 $31.0 $30.1 38.1 Add: Provision for Loan Losses 21.8 9.3 8.0 6.4 7.1 3.3 3.2 (.1) 1.0 2.1 .4 Pre-Tax, Pre-Provision Income1 $.8 $21.0 $20.2 $20.0 $12.9 $24.3 $26.1 $24.7 $32.0 32.1 38.5 Less: Securities Gains/Losses 3.2 (3.0) (3.2) (3.2) (3.7) (1.2) (.5) (2.9) (2.8) (.5) (6.2) Add: Merger and Integration Expenses -0- -0- -0- -0- -0- 3.5 2.2 6.8 5.2 .8 .8 Pre-Tax, Pre-Provision Income, Net of Securities Gains and Merger and Integration Expenses1 $4.0 $18.0 $17.0 $16.8 $9.2 $26.6 $27.8 $28.6 $34.4 $32.4 $33.1 1Non-GAAP financial measures management believes is useful in evaluating the financial results of the Company 2.2% 19.1% 17.6% .9%
CD Maturity Schedule Bucket Amount ($ in 000's) Rate 0-30 days $82,405 1.07% 31-60 days 115,642 1.80% 61-90 days 54,393 .87% 91-120 days 27,526 .63% 121-150 days 36,503 1.01% 151-180 days 60,095 .68% 181-210 days 36,902 .83% 211-240 days 35,397 .91% 241-270 days 60,839 1.11% 271-300 days 49,655 1.10% 301-330 days 32,582 .55% 331-365 days 26,295 .62% 1-2 years 320,755 2.81% 2-3 years 123,787 1.51% 3-4 years 66,028 3.02% 4-5 years 104,997 3.83% Over 5 years 18,030 2.78% Represents CD maturities at June 30, 2012
Other Classified Assets ($ in millions) Book Value Mar. 31, 2012 Book Value Jun. 30, 2012 Market Value Mar. 31, 2012 Market Value Jun. 30, 2012 Corporate Bonds $7.2 $9.8 $6.5 $9.6 Pooled Trust Preferred Securities $25.5 $25.3 $7.8 $8.5 Non-Agency Mortgage Backed Securities $73.7 $67.3 $71.8 $63.9 Totals $106.4 $102.4 $86.1 $82.0
Shared National Credits - Excludes Covered Loans ($ in millions) 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Count (#)* 7 7 7 7 7 7 Total exposure $68.2 $70.6 $70.5 $65.0 $64.5 $63.8 Dollar outstanding $24.4 $21.4 $22.9 $19.1 $18.0 $22.1 Largest exposure $15.0 $15.0 $15.0 $10.0 $10.0 $10.0 Weighted average risk grade** 1.8 1.8 1.9 1.8 1.6 1.6 *All but one in Indiana, Kentucky or Illinois **ONB's risk grade scale is 0 (investment grade) to 9 (nonaccrual)
ONB Loan Risk Grades Grade Name 0 Investment Grade 1 Minimal Risk 2 Modest Risk 3 Average Risk 4 Monitor 5 Weak Monitor 6 Watch 7 Criticized (Special Mention) 8 Classified (Problem) 9 Nonaccrual
Securities with OTTI *Lowest credit rating provided by any nationally recognized credit rating agency. ($ in thousands) Vintage Lowest Credit Rating* Book Value at Jun. 30, 2012 OTTI 2Q12 OTTI YTD 2012 OTTI Life to Date BAFC Ser 4 2007 CCC $13,176 $84 $160 $302 CWALT Ser 73CB 2005 D 2,772 117 117 407 CWALT Ser 73CB 2005 D 3,980 - - 609 CWHL 2006-10 (security sold 1Q11) 2006 - - - 1,071 CWHL 2005-20 2005 CC 2,168 - - 111 FHASI Ser 4 2007 C 16,803 - - 1,192 HALO Ser 1R 2006 B 15,470 129 133 149 RFMSI Ser S9 (security sold 4Q10) 2006 - - 2,803 RFMSI Ser S10 2006 D 3,419 147 163 653 RALI QS2 (security sold 4Q10) 2006 - - - 1,017 RAST A9 2004 CCC $9,567 142 142 142 RFMSI S1 (security sold 2Q12) 2006 - - 206 Totals Non-Agency Mortgage Backed Securities $67,355 $619 $715 $8,662 TROPC 2003 C $86 - - $4,849 MM Community Funding IX 2003 D 2,067 - - 2,777 Reg Div Funding 2004 D 4,017 161 161 5,681 PRETSL XII 2003 C 2,843 - - 1,897 PRETSL XV 2004 C 1,695 - - 3,374 Reg Div Funding 2005 C 311 - - 3,767 Totals Pooled Trust Preferred Securities $11,019 $161 $161 $22,345 Grand Totals $78,374 $780 $876 $31,007
Quick Home Refi (QHR) Product Statistics Term 10 years 28% 15 years 39% 20 years 13% 25 years 5% 30 years 15% Based on June 30, 2012 portfolio data Average loan outstanding $78,670 Average yield of closed loans 4.19% Average Credit Score 779 Average FICO 299 Average debt to income 20% Average loan to value 60%
Non-GAAP Reconciliations (end of period balances- $ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Total Shareholders' Equity $843.8 $855.5 $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 $1,073.7 Deduct: Goodwill and Intangible Assets (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) Tangible Shareholders' Equity 643.6 657.0 677.7 700.1 684.7 713.0 737.8 725.4 746.8 765.6 790.3 Deduct: Preferred Stock -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $643.6 $657.0 $677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 Total Assets $8,005.3 $7,818.3 $7,701.1 $7,506.1 $7,263.9 $8,085.3 $8,018.8 $8,932.7 $8,609.7 $8,581.1 $8,689.6 Add: Trust Overdrafts .2 .3 .1 .1 .5 .1 .4 .4 .6 .1 .1 Deduct: Goodwill and Intangible Assets (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) Tangible Assets $7,805.4 $7,620.0 $7,504.1 $7,310.6 $7,070.3 $7,814.4 $7,748.8 $8,630.8 $8,323.5 $8,296.4 $8,406.2 Tangible Equity to Tangible Assets 8.25% 8.62% 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% 8.97% 9.23% 9.40% Tangible Common Equity to Tangible Assets 8.25% 8.62% 9.03% 9.58% 9.68% 9.12% 9.52% 8.40% 8.97% 9.23% 9.40%
Non-GAAP Reconciliations (end of period balances- $ in millions) 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 Total Shareholders' Equity $843.8 $855.5 $874.7 $895.7 $878.8 $984.0 $1,008.3 $1,027.7 $1,033.6 $1,050.4 $1,073.7 Deduct: Goodwill and Intangible Assets (200.2) (198.6) (197.1) (195.6) (194.1) (271.0) (270.4) (302.3) (286.8) (284.8) (283.4) Tangible Shareholders' Equity 643.6 657.0 677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 Deduct: Preferred Stock -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- -0- Tangible Common Shareholders' Equity $643.6 $657.0 $677.7 $700.1 $684.7 $713.0 $737.8 $725.4 $746.8 $765.6 $790.3 Risk Adjusted Assets $5,173.1 $5,038.2 $4,847.4 $4,803.2 $4,720.9 $5,062.8 $4,978.4 $5,406.5 $5,163.5 $5,147.0 $5,099.8 Tangible Common Equity to Risk Weighted Assets 12.44% 13.04% 13.98% 14.58% 14.50% 14.08% 14.82% 13.42% 14.46% 14.88% 15.50%

ONB's Peer Group

Like-size, publicly-traded financial services companies, generally in the Midwest, serving comparable demographics with comparable services as ONB

1st Source Corporation	SRCE	Heartland Financial USA, Inc.	HTLF
BancFirst Corporation	BANF	IBERIABANK Corporation	IBKC
BancorpSouth, Inc.	BXS	MB Financial, Inc.	MBFI
Bank of Hawaii Corporation	BOH	Park National Corporation	PRK
Chemical Financial Corporation	CHFC	Pinnacle Financial Partners, Inc.	PNFP
Commerce Bancshares, Inc.	CBSH	Prosperity Bancshares, Inc.	PB
Cullen/Frost Bankers, Inc.	CFR	Renasant Corp.	RNST
F.N.B. Corporation	FNB	S&T Bancorp, Inc.	STBA
First Commonwealth Financial Corporation	FCF	Susquehanna Bancshares, Inc.	SUSQ
First Financial Bancorp.	FFBC	Trustmark Corporation	TRMK
First Interstate BancSystem, Inc.	FIBK	UMB Financial Corporation	UMBF
First Merchants Corporation	FRME	United Bankshares, Inc.	UBSI
First Midwest Bancorp, Inc.	FMBI	Valley National Bancorp	VLY
FirstMerit Corporation	FMER	WesBanco, Inc.	WSBC
Fulton Financial	FULT	Wintrust Financial Corporation	WTFC
Glacier Bancorp, Inc.	GBCI		

53

Investor Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com